UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 18, 2006
(Date of earliest event reported)

OAKRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Utah	0-8532	87-0287176
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.
incorporation or organization)
4613 Jacksboro Highway
Wichita Falls, Texas 76302
(Address of principal executive offices and zip code)
(940) 322-4772
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Contract to Buy and Sell Real Estate and Counterproposal Related Thereto
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On October 18, 2006, Oakridge Energy, Inc. (the “Company”), entered into a Contract to Buy and Sell Real Estate and a Counterproposal related thereto (the “Purchase Agreement”) with First City Realty Development Corp. (the “Buyer”) providing for the purchase by the Buyer of 1,852 acres of land that the Company owns on Ewing Mesa adjacent to the City of Durango, Colorado (the “Property”). The purchase price for the Property will be $35,000,000. The Purchase Agreement provides for an initial earnest money deposit of $500,000 and three additional deposits of $500,000 each at ensuing 30-day intervals. All of the $2,000,000 in earnest money is non-refundable, except under limited circumstances.
     The closing of the transaction contemplated by the Purchase Agreement is subject to the Buyer’s determination that the title to the Property is acceptable. The Buyer has 30 days from the date of signing to make such determination. There are no conditions in the Purchase Agreement allowing the Buyer to terminate the Purchase Agreement based on the Buyer’s due diligence or inspection of the Property. The closing of the transaction is also subject to the approval of the Company’s shareholders holding a majority of its outstanding shares of common stock at a meeting called for such purpose. Ms. Sandra Pautsky, President of the Company, has agreed to vote all of the shares she owns or has the right to vote (approximately 62% of the total outstanding shares) in favor of the sale of the Property.
     A PROXY STATEMENT RELATING TO CERTAIN OF THE MATTERS DISCUSSED HEREIN IS EXPECTED TO BE FILED WITH THE SEC. WHEN FILED, COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV). WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED “PARTICIPANTS IN THE SOLICITATION” OF PROXIES FROM THE COMPANY’S SHAREHOLDERS IN CONNECTION WITH CERTAIN OF THE MATTERS DISCUSSED HEREIN. INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN THE COMPANY IS CONTAINED IN THE COMPANY’S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC. SHAREHOLDERS AND INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS IN THE MATTERS DISCUSSED HEREIN, WHICH MAY BE DIFFERENT THAN THOSE OF THE COMPANY’S SHAREHOLDERS GENERALLY, BY READING THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS REGARDING THE MATTERS DISCUSSED HEREIN.
Item 8.01 Other Events
     On October 18, 2006, the Company issued a press release relating to the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
2.1	Contract to Buy and Sell Real Estate and Counterproposal related thereto, dated as of October 18, 2006, by and among First City Realty Development Corp. and Oakridge Energy, Inc.

99.1	Press Release, dated October 18, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OAKRIDGE ENERGY, INC.

(Registrant)

Date: October 20, 2006
	By:	/s/ Sandra Pautsky
Sandra Pautsky
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contract to Buy and Sell Real Estate and Counterproposal related thereto, dated as of October 18, 2006, by and among First City Realty Development Corp. and Oakridge Energy, Inc.

99.1	Press Release, dated October 18, 2006